Nicor Inc.
                                                           Form 8-K
                                                       Exhibit 99.1


        Statement Under Oath of Principal Executive Officer
Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Thomas L. Fisher, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Nicor Inc., and, except as corrected or supplemented in a subsequent covered report:

o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Audit Committee of Nicor Inc.'s Board of Directors.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

o     2001 Annual Report on Form 10-K of Nicor Inc.;

o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Nicor Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

o     any amendments to any of the foregoing.



   /s/ THOMAS L. FISHER                   Subscribed and sworn to
  -----------------------                 before me this 13th
     Thomas L. Fisher                     day of August 2002.
     Chairman, President and
     Chief Executive Officer
        Nicor Inc.
                                          /s/ MARILYN ELLEFSEN
     August 13, 2002                      -----------------------
                                             Notary Public
                                         My Commission Expires: 1/29/2005
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